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                                 Exhibit 99(b)2
PYRAMID BANCORP, INC. AND SUBSIDIARY


CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 1998 AND 1997
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                                                                                          1998            1997
                                                                                  ---------------------------------
INTEREST INCOME:
   Interest and fees on loans                                                     $      5,420,365  $    4,928,411
   Interest on investment securities:
      Taxable                                                                            1,270,479       1,242,267
      Tax-exempt                                                                           285,839         194,889
   Interest on federal funds sold                                                          127,986         209,672
   Interest on deposits with banks                                                         367,338         357,280
                                                                                  ---------------------------------
              TOTAL INTEREST INCOME                                                      7,472,007       6,932,519
                                                                                  ---------------------------------

INTEREST EXPENSE:
   Interest on deposits                                                                  2,713,444       2,556,589
   Interest on short-term borrowings                                                       461,519         553,828
   Interest on long-term borrowings                                                        356,147         293,123
                                                                                  ---------------------------------
              TOTAL INTEREST EXPENSE                                                     3,531,110       3,403,540
                                                                                  ---------------------------------

              NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES                       3,940,897       3,528,979
Provision for loan losses                                                                   64,000          35,000
                                                                                  ---------------------------------
              NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                        3,876,897       3,493,979
                                                                                  ---------------------------------

NONINTEREST INCOME:
   Service fees                                                                            337,393         305,507
   Gains on sale of loans                                                                  102,374          34,999
   Other income                                                                            181,517         178,507
                                                                                  ---------------------------------
              TOTAL NONINTEREST INCOME                                                     621,284         519,013
                                                                                  ---------------------------------

NONINTEREST EXPENSES:
   Salary                                                                                1,262,220       1,136,531
   Employee benefits                                                                       373,718         310,819
   Occupancy expense                                                                       189,408         173,772
   Furniture and equipment                                                                 208,749         173,627
   Data processing                                                                         248,279         241,262
   Other expense                                                                           497,575         490,436
                                                                                  ---------------------------------
              TOTAL NONINTEREST EXPENSES                                                 2,779,949       2,526,447
                                                                                  ---------------------------------

              INCOME BEFORE INCOME TAX EXPENSE                                           1,718,232       1,486,545
Income tax expense                                                                         574,459         515,384
                                                                                  ---------------------------------

              NET INCOME                                                          $      1,143,773  $      971,161
                                                                                  =================================

              BASIC EARNINGS PER SHARE                                            $          18.07  $        15.55
                                                                                  =================================

              DILUTED EARNINGS PER SHARE                                          $          17.31  $        14.58
                                                                                  =================================

              WEIGHTED AVERAGE NUMBER OF SHARES                                             63,288          62,454
                                                                                  =================================
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